UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2004

                                 STRATASYS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-13400                   36-3658792
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)                File Number)             Identification No.)

14950 MARTIN DRIVE, EDEN PRAIRIE, MINNESOTA                        55344
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (952) 937-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit 99.1 -- Stratasys, Inc., Press Release, issued May 14, 2004.



ITEM 9. REGULATION FD DISCLOSURE.

      On May 14, 2004, Stratasys, Inc. issued a press release announcing that it had misinterpreted numbers from the Wohlers Report 2004 in its May 12, 2004 press release, and reissued the full May 12, 2004 press release with appropriate corrections. A copy of Stratasys's press release issued on May 14, 2004 is attached to this report as Exhibit 99.1 and incorporated by reference.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STRATASYS, INC.
                                               (Registrant)


Date: May 14, 2004                             By:  /s/ Thomas W. Stenoien
                                                    ----------------------------
                                                    Thomas W. Stenoien
                                                    Executive Vice President and
                                                    Chief Financial Officer